EXHIBIT 32.1


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


We, Tim Bumgarner and Byron Hudson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge, the Quarterly Report of American Pallet Leasing, Inc. on Form 10-QSB for the quarterly period ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of American Pallet Leasing, Inc.



                  By:      /s/ Tim Bumgarner
                           ---------------------------------------
                           Tim Bumgarner, Chief Executive Officer


                  By:      s/ Byron Hudson
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                           Byron Hudson, Chief Financial Officer